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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): December 31, 1996



                           NETGUARD TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



    Delaware                     33-99084NY                     22-3372522
--------------------       -----------------------       -----------------------
 (State or other                (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification
  incorporation)                                                  Number)












                               12465 Lewis Street
                                    Suite 101
                         Garden Grove, California 92840
                    ----------------------------------------
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:          714/703-2880







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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            a. In connection with the changes described above in Item 2, effective March 31, 1997, registrant dismissed its prior certifying accountants, Bederson & Company LLP ("Bederson") and retained as its new certifying accountants Singer Lewak Greenbaum & Goldstein LLP ("SLGG"). Bederson's report on registrant's financial statements during the most recently completed fiscal year preceding the date hereof (March 31, 1996) contained no adverse opinion or a disclaimer of opinion, and was not qualified as to audit scope or accounting principles. The decision to change accountants was approved by registrant's Board of Directors.

            During the fiscal year noted above and the subsequent interim period to date hereof, there were no disagreements between registrant and Bederson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Bederson, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

            None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to registrant within the last two fiscal years, or the subsequent interim period to date hereof.

            b. Effective March 31, 1997, registrant engaged SLGG as its principal accountants. During the last fiscal year and the subsequent interim period to date hereof, registrant did not consult SLGG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

            In connection with the transactions described in Item 4 above registrant has filed the following as part of this report.

            a. (a) Letter dated September 25, 1997 from Bederson & Company LLP confirming its agreement with the statements made by registrant in Item 4.



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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  September 25, 1997

                                     NetGuard Technologies, Inc.,
                                     (formerly Rollo Entertainment, Inc.)
                                     a Delaware corporation


                                     By /s/ E. Blaine Mansfield
                                        ------------------------------------
                                          E. Blaine Mansfield
                                          President, Chief Executive Officer
                                          and Chief Financial Officer



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                               Index to Exhibits

(16) Letter dated September 25, 1997 from Bederson & Company LLP, former auditors of the registrant